T. ROWE PRICE OHA FLEXIBLE CREDIT INCOME FUND

Quarterly Holdings Report - Part F
As of September 30, 2024

T. Rowe Price OHA Flexible Credit Income Fund
Schedule of Investments
September 30, 2024
(Unaudited)
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/Units	Cost (3)	Fair Value	% of Net Assets
Investments - Corporate Loans
First Lien Debt
Broadcasting and Entertainment
Global Music Rights	(4) (5) (6)	S+	5.50%	10.20%	8/27/2029	$163	$(1)	$—	—%
Global Music Rights	(4) (5) (7)	S+	5.50%	10.20%	8/27/2030	1,785	1,777	1,785	1.65
Learfield Communications	(5) (7)	S+	5.50%	10.35%	6/30/2028	900	900	900	0.83
							2,676	2,685	2.48
Chemicals, Plastics and Rubber
ASP Unifrax Holdings, Inc.	(4) (5)	S+	7.75%	12.35%	9/28/2029	5,000	4,788	4,788	4.43
							4,788	4,788	4.43
Consumer Goods: Durable
Marcone Yellowstone Buyer, Inc.	(4) (5) (7)	S+	6.25%	11.73%	6/23/2028	899	878	865	0.80
Marcone Yellowstone Buyer, Inc.	(4) (5)	S+	6.25%	11.73%	6/23/2028	98	95	94	0.09
Marcone Yellowstone Buyer, Inc.	(4) (5) (7)	S+	6.25%	11.73%	6/23/2028	2,704	2,643	2,603	2.41
							3,616	3,562	3.30
Finance
Beacon Pointe Advisors, LLC	(4) (5) (8)	S+	4.75%	9.49%	12/29/2028	210	210	210	0.19
Beacon Pointe Advisors, LLC	(4) (5) (8)	S+	4.75%	9.49%	12/29/2028	736	736	734	0.68
Beacon Pointe Advisors, LLC	(4) (5) (6)	S+	4.75%	9.49%	12/29/2027	199	—	—	—
Beacon Pointe Advisors, LLC	(4) (5) (7) (8)	S+	4.75%	9.49%	12/29/2028	1,877	1,877	1,873	1.73
Spectrum Automotive Holdings, Corp.	(4) (5) (6)	S+	5.25%	9.85%	6/29/2028	763	753	753	0.70
Spectrum Automotive Holdings, Corp.	(4) (5) (6)	S+	5.25%	9.85%	6/29/2027	104	(1)	(1)	—
Spectrum Automotive Holdings, Corp.	(4) (5) (7) (8)	S+	5.25%	9.85%	6/29/2028	2,736	2,722	2,722	2.52
							6,297	6,291	5.82
Healthcare, Education and Childcare
CNSI Holdings, LLC	(4) (5) (6)	S+	5.50%	10.14%	12/17/2029	311	(1)	(1)	—
CNSI Holdings, LLC	(4) (5) (7) (8)	S+	5.50%	10.10%	12/17/2029	2,037	2,032	2,032	1.88
Antylia Scientific	(4) (5) (8)	S+	5.50%	10.82%	11/1/2028	391	387	387	0.36
Antylia Scientific	(4) (5) (6)	S+	5.50%	10.82%	10/30/2026	424	(4)	(4)	—
Antylia Scientific	(4) (5) (8)	S+	5.50%	10.82%	11/1/2028	3,915	3,876	3,876	3.58
							6,290	6,290	5.82
High Tech

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date	Par Amount/Units	Cost (3)	Fair Value	% of Net Assets
Diligent Corporation	(4) (5) (7)	S+	5.00%		10.09%	8/2/2030	842	836	840	0.78
Diligent Corporation	(4) (5) (7)	S+	5.00%		10.09%	8/2/2030	144	143	144	0.13
Diligent Corporation	(4) (5) (6)	S+	5.00%		10.09%	8/2/2030	187	(1)	—	—
GS AcquisitionCo, Inc.	(4) (5) (6)	S+	5.25%		9.85%	5/25/2028	12	—	—	—
GS AcquisitionCo, Inc.	(4) (5) (7)	S+	5.25%		9.85%	5/25/2028	1,254	1,248	1,248	1.15
Ministry Brands Purchaser, LLC	(4) (5)	S+	5.50%		10.45%	12/29/2028	154	150	152	0.14
Ministry Brands Purchaser, LLC	(4) (5) (6)	S+	5.50%		10.45%	12/30/2027	149	(3)	(2)	—
Ministry Brands Purchaser, LLC	(4) (5)	S+	5.50%		10.45%	12/29/2028	1,519	1,488	1,500	1.39
Finastra USA, Inc.	(4)(5)	S+	7.25%		12.18%	9/13/2029	3,516	3,551	3,551	3.28
Finastra USA, Inc.	(4)(5)(6)	S+	7.25%		12.18%	9/13/2029	367	170	170	0.16
MRI Software LLC	(4) (5) (7) (8)	S+	4.75%		9.35%	2/10/2027	1,965	1,955	1,945	1.80
MRI Software LLC	(4) (5) (7) (8)	S+	4.75%		9.35%	2/10/2027	311	310	308	0.28
MRI Software LLC	(4) (5) (6)	S+	5.50%		10.93%	2/10/2027	139	(1)	(1)	—
								9,846	9,855	9.11
Insurance
Alera Group Holdings, Inc.	(4) (5) (7)	S+	5.25%		10.10%	10/2/2028	718	718	718	0.66
Alera Group Holdings, Inc.	(4) (5) (7)	S+	5.25%		10.10%	10/2/2028	2,526	2,526	2,526	2.34
Peter C. Foy & Associates Insurance Services, LLC	(4) (5) (7)	S+	5.50%		10.75%	11/1/2028	777	775	775	0.72
Peter C. Foy & Associates Insurance Services, LLC	(4) (5) (6)	S+	5.50%		10.75%	11/1/2027	133	—	—	—
Peter C. Foy & Associates Insurance Services, LLC	(4) (5) (7)	S+	5.50%		10.59%	11/1/2028	2,798	2,791	2,791	2.58
RSC Acquisition, Inc.	(4) (5) (6)	S+	4.75%		9.87%	11/1/2029	97	—	—	—
RSC Acquisition, Inc.	(4) (5) (8)	S+	4.75%		9.35%	11/1/2029	781	777	777	0.72
RSC Acquisition, Inc.	(4) (5) (8)	S+	4.75%		9.35%	11/1/2029	2,957	2,943	2,943	2.72
								10,530	10,530	9.74
Media: Diversified & Production
Circana Group, L.P.	(4) (5) (6)	S+	5.00%		9.85%	12/1/2027	230	153	154	0.14
Circana Group, L.P.	(4) (5) (7) (8)	S+	5.00%		9.85%	12/1/2028	3,579	3,541	3,543	3.28
								3,694	3,697	3.42
Personal and Nondurable Consumer Products (Manufacturing only)
Revlon	(5) (7)	S+	6.88%		11.28%	5/2/2028	2,000	1,998	1,978	1.83
								1,998	1,978	1.83
Services: Business
IG Investment Holdings, LLC	(4) (5) (6)	S+	6.00%		11.35%	9/22/2027	260	(1)	—	—
IG Investment Holdings, LLC	(4) (5) (7)	S+	6.00%		11.35%	9/22/2028	3,248	3,240	3,248	3.00
GC Waves Holdings, Inc.	(4)(5)	S+	5.25%		10.20%	8/10/2029	3,613	3,613	3,613	3.34
PT Intermediate Holdings III, LLC	(4) (5) (6)	S+	4.75%	(1.75% PIK)	9.35%	4/9/2030	86	9	9	0.01

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date	Par Amount/Units	Cost (3)	Fair Value	% of Net Assets
PT Intermediate Holdings III, LLC	(4) (5) (7)	S+	5.00%	(1.75% PIK)	9.60%	4/9/2030	4,034	4,038	4,027	3.72
USIC Holdings Inc.	(4) (5) (6)	S+	5.50%		10.35%	9/10/2031	215	103	100	0.09
USIC Holdings Inc.	(4) (5) (6)	S+	5.25%		10.10%	9/10/2031	99	—	—	—
USIC Holdings Inc.	(4) (5)	S+	5.50%		10.35%	9/10/2031	1,686	1,678	1,668	1.54
								12,680	12,665	11.70

First Lien Debt Total								$62,415	$62,341	57.65%

Second Lien Debt
Aerospace and Defense
Peraton Corp.	(4) (7)	S+	7.75%		12.97%	2/1/2029	1,256	1,264	1,183	1.09
Peraton Corp.	(4) (7)	S+	8.00%		13.22%	2/1/2029	1,900	1,915	1,790	1.65
								3,179	2,973	2.74
Banking
Orion Advisor Solutions, Inc.	(4) (5)	S+	8.00%		13.25%	9/24/2028	5,296	5,348	5,258	4.86
								5,348	5,258	4.86
Capital Equipment
Infinite Bidco LLC	(4) (7)	S+	7.00%		12.51%	3/2/2029	800	684	677	0.63
								684	677	0.63
Healthcare, Education and Childcare
Electron BidCo Inc.	(4) (5) (7)	S+	6.75%		11.71%	11/1/2029	3,731	3,712	3,731	3.45
Bella Holding Company, LLC	(4) (5) (7)	S+	7.00%		11.95%	5/10/2029	1,633	1,633	1,633	1.51
								5,345	5,364	4.96
High Tech
OceanKey (U.S.) II Corp.	(4) (5) (7)	S+	6.75%		11.70%	12/17/2029	3,700	3,663	3,672	3.39
Polaris Newco LLC	(4) (5) (7)	S+	9.00%		14.16%	6/4/2029	8,000	8,000	8,000	7.40
								11,663	11,672	10.79

Services: Business
Vision Solutions, Inc.	(4)	S+	7.25%		12.76%	4/23/2029	3,430	3,315	3,231	2.99
								3,315	3,231	2.99
Services: Consumer
All My Sons Moving and Storage of Kansas LLC	(4) (5) (7)	S+	7.75%		12.71%	10/25/2029	2,900	2,893	2,893	2.67
								2,893	2,893	2.67

Second Lien Debt Total								$32,427	$32,068	29.64%

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/Units	Cost (3)	Fair Value	% of Net Assets
Corporate Loans Total						$94,842	$94,409	87.29%

Investments - Asset Backed Securities
Structured Finance
Madison Park Funding XXVIII Ltd				7/15/2030	1,200	515	486	0.45
Magnetite XVII Ltd				7/20/2031	1,250	838	763	0.71
Magnetite XVII Ltd				7/20/2031	900	603	549	0.51
RR 7	(7)(8)			1/15/2033	1,000	504	462	0.43
Trinitas CLO XIV				1/25/2034	800	806	804	0.74
Asset Backed Securities Total						3,266	3,064	2.84

Investments - Bonds
Telecommunications
CommScope, Inc.			6.00%	3/1/2026	400	357	389	0.36
Bonds Total						357	389	0.36

Total Investments						$98,465	$97,862	90.49%

(1)Unless otherwise indicated, issuers of debt investments held by T. Rowe Price OHA Flexible Credit Income Fund (the "Fund" or "OFLEX") (which such term “Fund” shall include the Fund’s subsidiaries for purposes of this Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated.
(2)Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”), or SOFR including SOFR adjustment, if any, (“S”) at the borrower's option which generally resets periodically. L and S loans are typically indexed to 12 month, 6 month, 3 month or 1 month L or S rates. For each such loan, the Fund has provided the interest rate in effect on the date presented.
(3)The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(4)Investment valued using unobservable inputs (Level 3). See Note 3.
(5)Loan includes interest rate floor feature
(6)Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See Note 4 Commitments and Contingencies for details of unfunded commitments.
(7)Position or portion thereof unsettled as of September 30, 2024.
(8)The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Fund may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Fund’s total assets. As of September 30, 2024, non-qualifying assets totaled 0.0% of the Fund’s total assets.

Notes to Financial Statements
Note 1. Organization
The Fund was formed on May 14, 2024 as a Delaware statutory trust and commenced operations on June 17, 2024. OHA Private Credit Advisors II, L.P. (the “Adviser”) is the investment adviser of the Fund. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund will invest at least 80% of its assets in fixed-income securities and credit instruments ("Credit"). The Fund will opportunistically allocate its investments in Credit across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans and credit selection in high yield bonds and leveraged loans); (b) direct lending (including first lien loans and unitranche loans); (c) junior capital solutions (including unsecured debt, second lien loans, mezzanine loans and preferred equity); (d) structured credit (including collateralized loan obligations, or “CLOs”); (e) asset-based lending (including, but not limited to, credit investments, investments in infrastructure, shipping, aviation and telecommunications); and (f) special situations (including stressed and non-control distressed credit and opportunities arising due to market dislocation).

The Fund may invest in additional strategies in the future. While some of the loans in which the Fund will invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. Some of the loans in which the Fund may invest may be “covenant-lite” loans. The Fund normally will invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.

The Fund will offer to sell any combination of three separate classes of common shares including Class A shares, Class D shares, and Class I shares. The share classes will have different ongoing shareholder servicing and/or distribution fees. The initial purchase price for the common shares of beneficial interest is $25.00 per share. Thereafter, the purchase price per share for each class of common shares equals the net asset value (“NAV”) per share, as of the effective date of the daily share purchase date when the Fund is offered on a daily basis and calculates a daily NAV per Share. T. Rowe Price Investment Services, Inc., the managing dealer (the “Managing Dealer”) will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in the offering. The Fund may also engage in private offerings of its common shares.

The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding shares at NAV, subject to certain conditions. The Fund will not otherwise be required to repurchase or redeem shares at the option of a shareholder. It is possible that a repurchase offer may be oversubscribed, in which case shareholders may only have a portion of their shares repurchased.
Note 2. Significant Accounting Policies
Basis of Presentation
The Fund’s financial statements have been prepared in accordance with U.S. GAAP. The Fund is an investment company and accordingly will follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.

Basis of Accounting
The Fund is an investment company and, therefore, applies the specialized accounting and reporting guidance in ASC Topic 946, Financial Services – Investment Companies. ASC Topic 946 states that consolidation by the Fund of an investee that is not an investment company is not appropriate, except when the Fund holds a controlling interest in an operating company that provides all or substantially all of its services directly to the Fund or to its portfolio companies. None of the portfolio investments made by the Fund qualify for this exception.
Note 3. Investments
Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the Fund’s “valuation designee” to determine the valuation of the Fund’s investments. The Adviser values the investments owned by the Fund in accordance with the Adviser’s valuation policies and procedures, subject at all times to the oversight of the Board. The Adviser values the Fund’s investments in accordance with ASC 820, Fair Value Measurement (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material.

Investments that are listed or traded on an exchange and are freely transferable are valued at either the closing price (in the case of securities and futures) or the mean of the closing bid and offer (in the case of options) on the principal exchange on which the investment is listed or traded. Investments for which other market quotations are readily available will typically be valued at such market quotations. Market quotations are obtained from an independent pricing service, where available. If a price cannot be obtained from an independent pricing service or if the independent pricing service is not deemed to be current with the market, certain investments held by the Fund will be valued on the basis of prices provided by principal market makers. Generally, investments marked in this manner will be marked at the mean of the bid and ask of the independent broker quotes obtained. To validate market quotations, the Fund utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available will be valued at a price that reflects such security’s fair value, as determined in good faith pursuant to procedures adopted by, and under the oversight of, the Board, based on, among other things, the input of the Adviser, the Audit Committee and independent valuation firms engaged at the direction of the Board to review the Fund’s investments.

With respect to unquoted portfolio investments, the Fund will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public, and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund will use the pricing indicated by the external event to corroborate and/or assist in valuation.
With respect to the valuation of investments, the Fund undertakes a multi-step valuation process in connection with determining the fair value of its investments for which reliable market quotations are not readily available, which includes, among other procedures, the following:
•The valuation process begins with each investment being preliminarily valued by the Adviser’s valuation team in consultation with the Adviser’s investment professionals responsible for each portfolio investment;
•Generally, investments that constitute a material portion of the Fund’s portfolio are periodically reviewed by independent valuation firms. The independent valuation firms provide a final range of values on such investments to the Adviser. The independent valuation firms also provide analyses to support their valuation methodology and calculations;
•The Adviser’s valuation committee with respect to the Fund (the “Valuation Committee”) reviews each valuation recommendation to confirm they have been calculated in accordance with the Fund’s valuation policy and when applicable, compares such valuations to the independent valuation firms’ valuation ranges to ensure the Adviser’s valuations are reasonable;
•The Adviser’s Valuation Committee then determines fair value marks for each of the Fund’s portfolio investments; and
•The Board and Audit Committee periodically review the valuation process and provide oversight in accordance with the requirements of Rule 2a-5 under the 1940 Act.
As part of the valuation process, the Fund will take into account relevant factors in determining the fair value of the Fund’s investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant: the estimated enterprise value of a portfolio company, analysis of discounted cash flows, publicly traded comparable companies and comparable transactions; the nature and realizable value of any collateral; the portfolio company’s ability to make payments based on its earnings and cash flow; the markets in which the portfolio company does business; and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future.
The Fund has and will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of the Fund’s portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment, and the Adviser and the Fund may reasonably rely on that assistance. However, the Adviser is responsible for the ultimate valuation of the portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy, the Board’s oversight and a consistently applied valuation process.
The Fund applies ASC 820, which establishes a framework for measuring fair value in accordance with US GAAP and required disclosures of fair value measurements. The fair value of a financial instrument is the amount that would be received in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of investments consistent with its valuation policy. The Fund discloses the fair value of its investments in a hierarchy which prioritizes and ranks the level of market observability used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:
•Level 1 — Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.
•Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.
A financial instrument’s level within the hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuations of Level 2 investments are generally based on quotations received from pricing services, dealers or brokers where there is sufficient quote depth. Consideration is given to the source and nature of the quotations and the relationship of recent market activity to the quotations provided.
Transfers between levels, if any, are recognized at the beginning of the reporting period in which the transfers occur. The Fund evaluates the source of inputs used in the determination of fair value, including any markets in which the investments, or similar investments, are trading. When the fair value of an investment is determined using inputs from a pricing service (or principal market makers), the Fund considers various criteria in determining whether the investment should be classified as a Level 2 or Level 3 investment. Criteria considered includes the pricing methodologies of the pricing services (or principal market makers) to determine if the inputs to the valuation are observable or unobservable, as well as the number of prices obtained and an assessment of the quality of the prices obtained. The level of an investment within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment.
The fair value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that might ultimately be realized upon sale. Due to inherent uncertainty of valuation, the estimated fair value of investments may differ from the value that would have been used had a ready market for the security existed, and the difference could be material
The composition of the Fund’s investment portfolio at cost and fair value as of September 30, 2024 was as follows:

	September 30, 2024
	Amortized Cost	Fair value	% of Total Investments at Fair Value
First Lien Debt	$62,415	$62,341	63.7%
Second Lien Debt	32,427	32,068	32.8%
Asset-Backed Securities	3,266	3,064	3.1%
Corporate Bonds	357	389	0.4%
Total investments	$98,465	$97,862	100.0%

The following table presents the fair value hierarchy of investments as of September 30, 2024, categorized by the ASC Topic 820 valuation hierarchy, as previously described:

	September 30, 2024
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$2,877	$59,464	$62,341
Second Lien Debt	—	6,880	25,188	32,068
Asset-Backed Securities	—	3,064	—	3,064
Corporate Bonds	—	389	—	389
Total Investments	$—	$13,210	$84,652	$97,862

The following table presents change in the fair value of financial instruments for which Level 3 inputs were used to determine the fair value:

	For the period from June 17, 2024 (commencement of operations) to September 30, 2024
	First Lien Debt	Second Lien Debt	Total Investments
Fair value, beginning of period	$—	$—	$—
Purchases of investments	63,605	30,865	94,470
Proceeds from principal repayments and sales of investments	(4,104)	(5,620)	(9,724)
Accretion of discount/amortization of premium	19	—	19
Net realized gain (loss)	19	7	26
Net change in unrealized appreciation (depreciation)	(75)	(64)	(139)
Transfers into Level 3 (1)	—	—	—
Transfers out of Level 3 (1)	—	—	—
Fair value, end of period	$59,464	$25,188	$84,652
Net change in unrealized appreciation (depreciation) related to financial instruments still held as of September 30, 2024	$(75)	$(64)	$(139)
(1)For the period from June 17, 2024 (commencement of operations) to September 30, 2024, there were no transfers into or out of Level 3.
Significant Unobservable Inputs
In accordance with ASC 820, the following table provides quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of September 30, 2024. The table is not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

	September 30, 2024
	Fair Value	Valuation Techniques	Unobservable Input	Range/Input (Weighted Average)(1)
Assets:
First Lien Debt	$52,908	Discounted cash flow	Comparative Yield	8.1% - 11.0% (8.9%)
First Lien Debt	6,556	Precedent Transaction	Cost	N/A
Total First Lien Debt	59,464
Second Lien Debt	25,188	Discounted cash flow	Comparative Yield	10.1% - 12.4% (11.0%)
Total Second Lien Debt	25,188
Total Assets	$84,652
(1)Weighted averages are calculated based on fair value of investments.

The Fund used the income approach to determine the fair value of certain Level 3 assets as of September 30, 2024. The significant unobservable inputs used in the income approach is the comparative yield and discount rate. The comparative yield and discount rate is used to discount the estimated future cash flows expected to be received from the underlying investment. An increase/decrease in the comparative yield or discount rate would result in a decrease/increase, respectively, in the fair value.

Note 4: Commitments and Contingencies
The Fund’s investment portfolio may contain debt investments which are in the form of lines of credit or delayed draw commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of September 30, 2024, the Fund had unfunded commitments to fund delayed draw and revolving debt of $0.2 million and $2.6 million, respectively. The fair value of the unfunded positions is included in the investments at fair value on the Schedule of Investments.

Investments— non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded	Total Commitment Fair Value
Antylia Scientific	Revolver	10/30/2026	$424	$(4)
Beacon Pointe Advisors, LLC	Revolver	12/29/2027	199	(1)
Circana Group, L.P.	2024 Revolver	12/01/2027	74	154
CNSI Holdings, LLC	Revolver	12/17/2029	311	(1)
Diligent Corporation	Incremental Revolver	08/02/2030	187	—
Finastra USA, Inc.	2023 Revolver	09/13/2029	197	170
Global Music Rights	Revolver	08/27/2029	163	—
GS AcquisitionCo, Inc.	Incremental Revolver	05/25/2028	12	—
IG Investment Holdings, LLC	Revolver	09/22/2027	260	—
Ministry Brands Purchaser, LLC	Revolver	12/30/2027	149	(2)
MRI Software LLC	Revolver	02/10/2027	139	(1)
Peter C. Foy & Associates Insurance Services, LLC	Revolver	11/01/2027	133	—
PT Intermediate Holdings III, LLC	2024 Delayed Draw Term Loan	04/09/2030	77	9
RSC Acquisition, Inc.	Revolver	10/30/2029	97	—
Spectrum Automotive Holdings, Corp.	Delayed Draw Term Loan	06/29/2028	6	753
Spectrum Automotive Holdings, Corp.	Revolver	06/29/2027	104	(1)
USIC Holdings Inc.	Revolver	09/10/2031	110	100
USIC Holdings Inc.	Delayed Draw Term Loan	09/10/2031	99	—
Total			$2,740	$1,176

Note 5. Subsequent Events
Subsequent events have been evaluated through the dates the schedule of investments was issued. There have been no subsequent events that require recognition or disclosure through the date the schedule of investments was issued, except as disclosed below.
CIBC Credit Facility Agreement

On October 11, 2024 (the “Effective Date”), the Fund entered into a loan and servicing agreement (the “CIBC Loan Agreement” or the “CIBC Credit Facility”), among TRP OHA FCI SPV Funding I, LLC, as borrower, the Fund, as transferor, TRP OHA FCI Servicer Funding I, LLC, as servicer, The Bank of New York Mellon Trust Company, National Association, as securities intermediary, collateral custodian, collateral agent and collateral administrator, the lenders party thereto, and Canadian Imperial Bank of Commerce (“CIBC”), as administrative agent (the “Administrative Agent”). The facility amount under the CIBC Loan Agreement is $50.0 million (the “Maximum Commitment”).

Proceeds of the loans under the CIBC Loan Agreement may be used to acquire certain qualifying loans and such other uses as permitted under the CIBC Loan Agreement. The period from the closing date until October 11, 2027 is referred to as the reinvestment period and during such reinvestment period, the Borrower may request drawdowns under the CIBC Loan Agreement. The final maturity date is the earliest of: (a) the business day designated by the Borrower as the final maturity date upon not less than three business days’ prior written notice to the Administrative Agent, the Collateral Agent and the Lenders, (b) October 11, 2029, and (c) the date on which the Administrative Agent or the required lenders provide notice of the declaration of the final maturity date after the occurrence of an event of default. The CIBC Loan Agreement includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.

Assets that are pledged as collateral under the CIBC Loan Agreement are not available to the creditors of the Fund to satisfy any obligations of the Fund other than the Fund’s obligations under the CIBC Loan Agreement.

Borrowings under the CIBC Loan Agreement bear interest at (a) in the case of borrowings denominated in USD, either Daily Simple SOFR or Term SOFR, at the election of the Borrower, plus 2.10%, (b) in the case of borrowings denominated in GBP, Daily Simple SONIA plus 2.10%, (c) the case of borrowings denominated in CAD, Term CORRA plus 2.10% or (d) the case of borrowings denominated in EUR, EURIBOR plus 2.10%. The Fund is to pay an unused commitment fee of 50 basis points (0.50%) per annum on certain unused amounts subject to a 50% minimum utilization beginning April 11, 2025. The stated maturity date is October 11, 2029.